April 2, 2001

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

Re: Mercury HW International Value Fund

Gentlemen:

My filing of the above referenced report Accession Number 0000900092-01-000019 was incorrect.

I will refile under the correct CIK/CCC :  0000759829/e6$cjwun.

Thank you.

Sincerely,

(Carol Singer)
Carol Singer
Pellegrini and Associates

Third Party Filer
Filing on behalf of Merrill Lynch Asset Management

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